SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

Delaware Group® Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds III
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Fund
Delaware Group Tax-Free Money Fund
Delaware Pooled® Trust
Voyageur Insured Funds
Voyageur Intermediate Tax Free Funds
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

[ ]	Fee paid previously with preliminary proxy materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

DELAWARE INVESTMENTS® FAMILY OF FUNDS
Delaware Group® Adviser Funds	Delaware Group Limited-Term Government Funds
Delaware Group Cash Reserve	Delaware Group State Tax-Free Income Trust
Delaware Group Equity Funds I	Delaware Group Tax-Free Fund
Delaware Group Equity Funds II	Delaware Group Tax-Free Money Fund
Delaware Group Equity Funds III	Delaware Pooled® Trust[1]
Delaware Group Equity Funds IV	Voyageur Insured Funds
Delaware Group Equity Funds V	Voyageur Intermediate Tax Free Funds
Delaware Group Foundation Funds	Voyageur Mutual Funds
Delaware Group Global & International Funds	Voyageur Mutual Funds II
Delaware Group Government Fund	Voyageur Mutual Funds III
Delaware Group Income Funds	Voyageur Tax Free Funds

     October 2009

Dear Shareholder:

Recently, we distributed proxy materials regarding the joint special meeting of shareholders of the Delaware Investments funds listed above. This meeting is scheduled for November 12, 2009 at 3:00 p.m., Eastern time at the offices of Stradley Ronon Stevens & Young, LLP located at 2005 Market Street, 21st Floor, Philadelphia, PA 19103. To date, our records indicate that we have not received your voting instructions.

YOUR VOTE IS IMPORTANT!

After careful review, your Board of Trustees has recommended that shareholders vote to approve the proposals, as described in the Proxy Statement we previously sent you. We urge you to act promptly in order to allow us to obtain a sufficient number of votes, avoid the cost of additional solicitation, and the possibility of a meeting adjournment. Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions prior to the meeting to be held on November 12, 2009. If you have any questions regarding the proposals, please call toll-free 877 520-8548.

For your convenience, please utilize one of the easy methods below to register your vote:

1. By touch-tone phone
Dial the toll-free number found on your proxy card(s) and follow the simple instructions.

2. By internet
Enter the control number located on your proxy card(s) and follow the simple online instructions.

3. By mail
Simply return your executed proxy card(s) in the enclosed postage-paid envelope.

     Please try to utilize either option 1 or 2 to register your vote so it may be received in time for the meeting.

WE NEED YOUR HELP. PLEASE VOTE TODAY!

1 On behalf of Delaware REIT Fund only

OPENING FOR ALL SCENARIOS:
If Shareholder is an Individual:

Hello, my name is ___________. May I please speak with________________? I’m calling regarding your current investment in the [Name of Fund(s)]. Briefly, I wanted to be sure you received a proxy statement and proxy card for the Special Meeting of Shareholders to be held on November 12, 2009. Has that arrived? For confirmation purposes, may I please have your city, state, and zip code? Thank you.

If Shareholder is a Corporation or other entity:
Hello. My name is______________. May I please speak with_____________? I’m calling regarding your current investment in the [Name of Fund(s)]. Briefly, I wanted to be sure you received a proxy statement and proxy card for the Special Meeting of Shareholders to be held on November 12, 2009. Has that arrived? For confirmation purposes, may I please have your full name and title? Are you authorized to vote this account?

SCENARIO 1:
If Shareholder says that they HAVE NOT received the proxy statement and proxy card:

Step 1:
I would like to mail you another set of proxy materials. Do you still live at (address)?
You should receive your materials within 7 to 10 business days.

Step 2:
I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone after you receive your proxy statement, please call {CFS toll free at______________}. When calling, please refer to record #___________. Our hours of operation are from 9:00 am to 11:00 pm Eastern Time, Monday through Friday, and 12 pm to 6 pm on Saturday. Thank you for your time. Have a nice day/evening!
After Shareholder Response: Thank you for your time. Have a nice day/evening!

SCENARIO 2:
If Solicitor reaches Answering Machine:
This message is to remind you that a Special Meeting of Shareholders of the [Name of Fund(s)] is scheduled for November 12, 2009. You should have received a proxy statement in the mail. If you have received it, to quickly vote your shares over the telephone, simply call___________. When calling please refer to record #_________. Representatives are available until 11:00 p.m. Eastern time, Monday through Friday, and 12 pm to 6 pm on Saturday and will be happy to assist. If for any reason you have not received it, call us at and we will send you another. Your vote is important! Thank you.

SCENARIO 3:
Step 1:
A. If Shareholder says that they HAVE received the proxy statement and proxy card:
Have you had a chance to return your proxy card yet?

Step 2:
B. If Shareholder says that they HAVE returned the proxy card:
For whatever reason, that vote has not yet registered. To ensure that your vote is registered for the upcoming meeting, I can quickly assist you with that over the phone today.

Step 3:
C. If Shareholder says that they DO NOT want to place a vote over the phone:

Mr./Ms._________, your vote is important to the fund. It will only take a moment of your time to ensure that your vote is registered. The Board recommends a vote in favor of each proposal. Would you like to register a vote along with the recommendation of your Board?
If YES-follow step 4E.
If NO-follow step 4F.
D. If Shareholder says that they DO want to place a vote over the phone:
The Board recommends a vote in favor of each proposal. Would you like to register a vote along with the recommendation of your Board?

Step 4:
E. If Shareholder DOES want to vote with the Board:
I am recording your vote for each proposal and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call {CFS toll free} immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we’ll be mailing your confirmation to?

E(1.) If the account has duplicates:
Mr./Ms._________, you own additional investments in (list all fund names). Have you received the proxy statements and proxy cards for these accounts?
If YES–ask if shareholder would like to vote the accounts.
If NO–CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.
E(2.) After Shareholder Response:
Thank you for your time and your vote. Have a nice day/evening!
F. If Shareholder DOES NOT want to vote with the Board:
Would you like to review the proposals now and then place your vote?
F(1.) If Shareholder DECLINES to vote:
Thank you for your time. We will look forward to receiving your vote. Have a nice day/evening!
F(2.) If Shareholder AGREES to vote:
READ each proposal directly from the proxy statement AND ANSWER ANY QUESTIONS ABOUT THE PROCESS OF SUBMITTING A PROXY OR VOTING.
The Board recommends a vote in favor of each proposal. How would you like to register your vote?
F(2.)A. If Shareholder DECLINES to Vote:
Thank you for your time. We will look forward to receiving your vote. Have a nice day/evening!
F(2.)B. If Shareholder AGREES to Vote:
I am recording your vote and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call {CFS toll free} immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we’ll be mailing your confirmation to?
If the account has duplicates:
Mr./Ms.______________, you own additional investments in (list all fund names). Have you received the proxy statements and proxy cards for these accounts?
If YES–ask if shareholder would like to vote the accounts.
If NO–CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.
After Shareholder Response:
Thank you for your time and your vote. Have a nice day/evening!

SCENARIO 4:
Step 1:
A. If Shareholder says that they HAVE received the proxy statement and proxy card:
Have you had a chance to return your proxy card?

Step 2:
B. If Shareholder says that they HAVE NOT yet returned the proxy card:
To ensure your vote is registered for the upcoming meeting I can quickly assist you with that over the phone today.

Step 3:
C. If Shareholder says that they DO NOT want to place a vote over the phone:
Mr./Ms._________, your vote is important to the fund. It will only take a moment of your time to ensure that your vote is registered. The Board recommends a vote in favor of each proposal. Would you like to register a vote along with the recommendation of your Board?
If YES–follow step 4E.
If NO–follow step 4F.
D. If Shareholder says that they DO want to place a vote over the phone:
The Board recommends a vote in favor of each proposal. Would you like to register a vote along with the recommendation of your Board?

Step 4:
E. If Shareholder DOES want to vote with the Board:
I am recording your vote for each proposal and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call {CFS toll free} immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we’ll be mailing your confirmation to?

E(1.) If the account has duplicates:
Mr./Ms.________, you own additional investments in (list all fund names). Have you received the proxy statements and proxy cards for these accounts?
If YES–ask if shareholder would like to vote the accounts.
If NO–CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.
E(2.) After Shareholder Response:
Thank you for your time and your vote. Have a nice day/evening!
F. If Shareholder DOES NOT want to vote with the Board:
Would you like to review the proposals now and then place your vote?
F(1.) If Shareholder DECLINES to vote:
I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone, please call {CFS toll free}. When calling, please refer to record # . Our hours of operation are from 9:00 am to 11:00 pm Eastern Time, Monday through Friday, and 12 pm to 6 pm on Saturday. Thank you for your time. Have a nice day/evening!
F(2.) If Shareholder AGREES to vote:
READ each proposal directly from the proxy statement AND ANSWER ANY QUESTIONS ABOUT THE PROCESS OF SUBMITTING A PROXY OR VOTING.
The Board recommends a vote in favor of each proposal. How would you like to register your vote?
F(2.)A. If Shareholder DECLINES to Vote:
I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone, please call {CFS toll free}. When calling, please refer to record # . Our hours of operation are from 9:00 am to 11:00 pm Eastern Time, Monday through Friday, and 12 pm to 6 pm on Saturday.
Thank you for your time. Have a nice day/evening!
F(2.)B. If Shareholder AGREES to Vote:
I am recording your vote and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call {CFS toll free} immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we’ll be mailing your confirmation to?

If the account has duplicates:
Mr./Ms._____________, you own additional investments in (list all fund names). Have you received the proxy statements and proxy cards for these accounts?
If YES–ask if shareholder would like to vote the accounts.
If NO–CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.
After Shareholder Response:
Thank you for your time and your vote. Have a nice day/evening!

Subject line: Proxy Vote for Delaware Investments® Family of Funds

Hello all,

In connection with the pending sale of Delaware Investments to Macquarie Group, there is a proxy campaign currently underway. If you are a Delaware Investments employee and have investments in Delaware Investments funds or you participate in the DMHI retirement plan, you should have received a proxy statement and one or more ballots in the mail. This is a very significant proxy campaign, and we encourage you and all shareholders to vote as soon as possible. At a high level, shareholders are being asked to:

  approve a new advisory agreement between each fund and Delaware Management Company ("DMC"), the current investment manager to each fund. This applies to all funds.
  elect their current Board of Trustees. This applies to open-end funds only.
  approve a new sub-advisory agreement between DMC and Mondrian Investment Partners Limited. This applies to The International Equity Portfolio, a series of Delaware Pooled® Trust.

We urge you to review the proxy materials and vote your shares.

Thanks.

Pat